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                                                                   EXHIBIT (j)



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report for LMCG Funds dated December 15, 2000 (and to all references to our firm) included or incorporated by reference in Pre-Effective Amendment No. 1 and Amendment No. 1 to Registration Statement File Nos. 333-44120 and 811-10069, respectively.



                                                            ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 15, 2000